UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 23, 2014

Cooper Tire & Rubber Company

(Exact name of registrant as specified in its charter)

Delaware	001-04329	344297750
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

701 Lima Avenue, Findlay, Ohio		45840
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	419-423-1321

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As described in Item 5.07 below, on May 23, 2014 at the Cooper Tire & Rubber Company (the "Company") Annual Meeting of Stockholders (the “Annual Meeting”), the Company's stockholders approved the Cooper Tire & Rubber Company 2014 Incentive Compensation Plan (the "2014 Plan").

The 2014 Plan was approved by the Company's Board of Directors, subject to stockholder approval, on March 20, 2014. The 2014 Plan replaces the Cooper Tire & Rubber Company 2010 Incentive Compensation Plan and enables the Company to grant equity-based and/or incentive-based awards to help the Company attract, motivate and retain high quality employees and non-employee directors.

Information regarding the terms of the 2014 Plan can be found in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 10, 2014 (the "Proxy Statement"), under the caption "Agenda Item 3 – Proposal to Approve the 2014 Incentive Compensation Plan" ("Agenda Item 3"). The description of the 2014 Plan set forth above is a summary only and is qualified in its entirety by reference to Agenda Item 3 and to the full text of the 2014 Plan in Appendix A to the Proxy Statement, both of which are incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 23, 2014. The following are the final voting results on proposals considered and voted upon by stockholders at the Annual Meeting, all of which are described in more detail in the Proxy Statement.

1.  The following individuals were elected to serve as directors for a term expiring at the next Annual Meeting of Stockholders in 2015.  The voting results were as follows:

NOMINEE	VOTES FOR	VOTES WITHHOLD	BROKER NON-VOTES
Roy V. Armes	44,689,945	4,049,333	7,395,224
Thomas P. Capo	47,067,573	1,671,705	7,395,224
Steven M. Chapman	46,649,106	2,090,172	7,395,224
John J. Holland	46,368,479	2,370,799	7,395,224
John F. Meier	46,441,782	2,297,496	7,395,224
John H. Shuey	46,459,444	2,279,834	7,395,224
Richard L. Wambold	46,661,718	2,077,560	7,395,224
Robert D. Welding	46,931,263	1,808,015	7,395,224

2.  Ernst & Young LLP was ratified as the Company's independent registered public accounting firm for the year ending December 31, 2014.  The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
53,873,306	1,449,287	811,909

3.  The Cooper Tire & Rubber Company 2014 Incentive Compensation Plan was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
39,225,562	8,714,994	798,722	7,395,224

4.  The non-binding advisory resolution on the Company's executive compensation was approved.  The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
44,164,712	2,540,300	2,034,266	7,395,224

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	The following sections of Cooper Tire & Rubber Company's Proxy Statement filed April 10, 2014 (File No. 001-04329) are incorporated herein by reference: Agenda Item 3 – Proposal to Approve the 2014 Incentive Compensation Plan and Appendix A – Cooper Tire & Rubber Company 2014 Incentive Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2014		COOPER TIRE & RUBBER COMPANY

	By:	/s/ Jack Jay McCracken
Jack Jay McCracken
Assistant Secretary